                                                                   EXHIBIT 99.12


DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance

 DEBTOR: GREAT INDEPENDENCE SHIP CO.                CASE NUMBER: 01-10969 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to January 2002 Monthly Operating Report

                                                                    ATTACHMENT 1


                     Summary Of Bank And Investment Accounts
                           Great Independence Ship Co.
Summary                      Case No: 01-10969 (EIK)                  UNAUDITED
Great Independence Ship Co.   For Month Of January, 2002


                                       Balances
                           ------------------------------    Receipts &      Bank
                                 Opening          Closing    Disbursements   Statements         Account
Account                    As Of 1/01/02    As Of 1/31/02    Included        Included           Reconciled
-------                    -------------    -------------    -------------   ----------         ----------
Independence Steamer             0.00         0.00           No-              No - Not          No -
Bank of Hawaii                                               No Activity      Concentration     No Activity
Account # - 0001-029126                                                       Account

                                                                    ATTACHMENT 2

                            Receipts & Disbursements
                           Great Independence Ship Co.
Summary                      Case No: 01-10969 (EIK)
Great Independence Ship C   For Month Of January, 2002
Attach 2&3

         No Receipts Or Disbursements Due To No Active Accounts

                                                                    ATTACHMENT 3

                 Concentration & Investment Account Statements
                           Great Independence Ship Co.
Summary                      Case No: 01-10969 (EIK)
Great Independence Ship C   For Month Of January, 2002
Attach 2&3



         No Statements Due To No Concentration Or Investment Accounts

                                                                    ATTACHMENT 4


                              AMCV US SET OF BOOKS
                        INCOME STATEMENT - ATTACHMENT 4
                             CURRENT PERIOD: JAN-02

CURRENCY USD
  COMPANY=54 (S.S. INDEPENDENCE)

                                                  PTD-ACTUAL
                                                     JAN-02
                                                 --------------
REVENUE
  GROSS REVENUE                                      3,861.10
  ALLOWANCES                                             0.00
                                                 ------------
  NET REVENUE                                        3,861.10
OPERATING EXPENSES
  AIR                                                   67.31
  HOTEL                                                 88.96
  COMMISSIONS                                            0.00
  ONBOARD EXPENSES                                       0.00
  PASSENGER EXPENSES                                (2,430.35)
  VESSEL EXPENSES                                    9,034.51
  LAYUP/DRYDOCK EXPENSE                                  0.00
  VESSEL INSURANCE                                  10,363.77
                                                 ------------
  TOTAL OPERATING EXPENSES                          17,124.20
                                                 ------------
  GROSS PROFIT                                     (13,263.10)
SG&A EXPENSES
  GENERAL AND ADMIN EXPENSES                      (132,213.10)
   SALES & MARKETING                                     0.00
   PRE-OPENING COSTS                                     0.00
                                                 ------------
  TOTAL SG&A EXPENSES                             (132,213.10)
                                                 ------------
  EBITDA                                           118,950.00
  DEPRECIATION                                           0.00
                                                 ------------
  OPERATING INCOME                                 118,950.00
  OTHER EXPENSE/(INCOME)
  INTEREST INCOME                                        0.00
  INTEREST EXPENSE                                   4,191.38
  EQUITY IN EARNINGS FOR SUB                             0.00
  REORGANIZATION EXPENSES                                0.00
                                                 ------------
  TOTAL OTHER EXPENSE/ (INCOME)                      4,191.38
                                                 ------------
  NET PRETAX INCOME/(LOSS)                         114,758.62
                                                 ------------
  INCOME TAX EXPENSE                                     0.00
                                                 ------------
  NET INCOME/ (LOSS)                               114,758.62
                                                 ------------

                                                                    ATTACHMENT 5


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02
currency USD
  Company=54 (S.S. INDEPENDENCE)



                                                              YTD-Actual                       YTD-Actual
                                                                JAN-02                            OCT-01
                                                             ------------                      ------------
ASSETS
       Cash and Equivalent                                           0.00                         64,505.83
       Restricted Cash                                               0.00                              0.00
       Marketable Securities                                         0.00                              0.00
       Accounts Receivable                                     175,538.74                        175,538.74
       Inventories                                           1,144,821.19                      1,148,206.76
       Prepaid Expenses                                              0.00                          2,954.26
       Other Current Assets                                          0.00                         16,615.13
                                                          ---------------                   ---------------
              Total Current Assets                           1,320,359.93                      1,407,820.72
       Fixed Assets                                         97,928,924.04                     97,928,924.04
       Accumulated Depreciation                            (44,272,667.29)                   (44,272,667.29)
                                                          ---------------                   ---------------
              Net Fixed Assets                              53,656,256.75                     53,656,256.75
       Net Goodwill                                                  0.00                              0.00
       Intercompany Due To/From                            (17,782,354.24)                   (17,643,280.88)
       Net Deferred Financing Fees                             695,767.98                        709,459.82
       Net Investment in Subsidiaries                                0.00                              0.00
       Other Non Current Assets                                      0.00                              0.00
                                                          ---------------                   ---------------
              Total Other Assets                           (17,086,586.26)                   (16,933,821.06)
                                                          ---------------                   ---------------
              Total Assets                                  37,890,030.42                     38,130,256.41
                                                          ---------------                   ---------------

                                                            ATTACHMENT 5 (CON'T)


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02


currency USD
Company=54 (S.S. INDEPENDENCE)


                                                                 YTD-Actual                       YTD-Actual
                                                                   JAN-02                            OCT-01
                                                               -------------                     -------------
LIABILITIES
       Accounts Payable                                                 0.00                              0.00
       Accrued Liabilities                                          7,023.00                         31,544.34
       Deposits                                                         0.00                              0.00
                                                               -------------                     -------------
              Total Current Liabilities                             7,023.00                         31,544.34
       Long Term Debt                                                   0.00                              0.00
       Other Long Term Liabilities                              1,266,494.79                      1,266,494.79
                                                               -------------                     -------------
              Total Liabilities                                 1,273,517.79                      1,298,039.13

OTHER
       Liabilities Subject to Compromise                       32,349,773.96                     32,372,521.16
                                                               -------------                     -------------
              Total Other                                      32,349,773.96                     32,372,521.16

OWNER'S EQUITY
       Common Stock                                                 1,000.00                          1,000.00
       Add'1 Paid In Capital                                   17,616,000.00                     17,616,000.00
       Current Net Income (Loss)                                  114,758.62                     (9,694,324.85)
       Retained Earnings                                      (13,465,019.95)                    (3,462,979.03)
                                                               -------------                     -------------
              Total Owner's Equity                              4,266,738.67                      4,459,696.12
                                                               -------------                     -------------
              Total Liabilities & Equity                       37,890,030.42                     38,130,256.41
                                                               -------------                     -------------

                                                                    ATTACHMENT 6


                          Great Independence Ship Co.
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002


                                                                    BEGINNING                                        ENDING
AFFILIATE NAME                                 CASE NUMBER          BALANCE            DEBITS           CREDITS      BALANCE
--------------                                 -----------          -------            ------           -------      -------
American Classic Voyages Co.                     01-10954        (24,954,400.67)    135,221.84      129,763.75    (24,948,942.58)
AMCV Cruise Operations, Inc.                     01-10967        (36,632,816.41)            --       12,874.01    (36,645,690.42)
The Delta Queen Steamboat Co.                    01-10970             27,551.11      55,533.72              --         83,084.83
Great AQ Steamboat, L.L.C                        01-10960              4,881.60             --              --          4,881.60
Great Ocean Cruise Line, L.L.C                   01-10959              2,195.09             --              --          2,195.09
Cruise America Travel, Incorporated              01-10966            (16,321.27)            --              --        (16,321.27)
Cape Cod Light, L.L.C                            01-10962            (32,099.49)            --              --        (32,099.49)
Project America, Inc.                            N/A                  21,415.35             --              --         21,415.35
Oceanic Ship Co.                                 N/A               1,172,074.09             --              --      1,172,074.09
Project America Ship 1, Inc.                     N/A                 277,329.74             --              --        277,329.74
Great Hawaiian Cruise Line, Inc.                 01-10975         24,661,273.21                             --     24,661,273.21
Great Hawaiian Properties Corporation            01-10971         28,898,393.97                             --     28,898,393.97
American Hawaiian Properties Corporation         01-10976            543,024.70             --          773.94        542,250.76
Cat II, Inc.                                     01-10968        (11,802,199.12)            --              --    (11,802,199.12)
                                                                 --------------     ----------      ----------    --------------
                                                                 (17,829,698.10)    190,755.56      143,411.70    (17,782,354.24)
                                                                 ==============     ==========      ==========    ==============

                                                                   ATTACHMENT #7



GREAT INDEPENDENCE SHIP, CO.                            CASE #:  01-10969 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                             0-30 DAYS      31-60 DAYS  61-90 DAYS        91+ DAYS                TOTAL
-------                                             ---------      ----------  ----------        --------                -----
Paymentech Credit Card Processor                                                                132528.09               132528.09
American Express Credit Card Processor                                                            9897.46                 9897.46
Discover Credit Card Processor                                                                   19562.88                19562.88
Diners Credit Card Processor                                                                        646.5                  646.5
Travel Agents                                                                    9649.45         12903.81                22553.26
Total                                                    0               0       9649.45        175538.74               185188.19

                          GREAT INDEPENDENCE SHIP CO.

                            ACCOUNTS PAYABLE DETAIL
                             AS OF JANUARY 31, 2002

                                  ATTACHMENT 8

                                 NOT APPLICABLE

DEBTOR: GREAT INDEPENDENCE SHIP CO.                CASE NUMBER: 01-10969 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. On October 22, 2001, the Debtor ceased all operations, and the U.S. Maritime Administration took possession of the ss Independence, the Debtor's primary asset, in connection with the uncontested foreclosure of its marine lien on the vessel. In connection therewith, the Debtor ceased recording depreciation expense and ceased accruing for the next scheduled dry-dock.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

DEBTOR: GREAT INDEPENDENCE SHIP CO.                CASE NUMBER: 01-10969 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

5. Food and beverage inventories for the SS Independence have been adjusted to reflect physical inventory counts on board the ship on October 20, 2001. All other inventory values are based on information contained in the computer systems. See Note 1.